EXHIBIT 99

HEMP OPERATION PRO FORMA FINANCIAL PROJECTIONS

CAUTIONARY STATEMENT:

Forward Looking Statement:These pro forma financial projections contain "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in these pro forma financial projections that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs, farming expenses and revenues. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with a smaller public company engaged in an industry subject to rapid change. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate.

1

BARREL HEMP

Capital Requirements

Investment	**$789,600**
Facilities	**$769,600**
Cultivation	**$2,045,519**
Production	**$824,967**
G&A	**$1,109,192**
Total	**$5,538,878**

2

BARREL HEMP

EBITDA YR 1 Phase One

Gross Revenue	**$30,756,700**
Cultivation and Production	**$2,870,486**
Total Overhead	**$5,191,470**
Overhead with Contingency	**5,538,878**
EBITDA	**$25,217,822**

3

BARREL HEMP

Hemp Operation 1

item		Operating Month 1	2	3	4	5	6	7	8	9	10	11	12	YR1	$/acre
Land Lease	602									200000			402000	602000	1,000.00
Cultivation - Acres	590														
Seed			1,475,000											1,475,000	2,500.00
Fertilizer			35,000	10,000	10,000	5,000								60,000	101.69
Chemicals			9,000	2,500	2,500	1,000				2,500	1,000			18,500	31.36
Fuel			8,000	2,000	1,500	1,500	15,000	2,000						30,000	50.85
Irrigation		5,000	5,000	3,000	3,000	2,500	2,500	3,500	2,500					27,000	45.76
Labour			20,000	7,000	7,000	7,000	45,000	28,000	3,500	3,500				121,000	205.08
Machineary Lease															
Crop testing & maintenance				1,600	1,600	1,600	3,200							8,000	13.56
Transport & Storage							15,000	10,000	5,000	3,000	2,500			35,500	60.17
Repairs		2,000	1,500	1,500	1,500	2,000	3,000	2,500	1,500	1,500				17,000	28.81
Crop insurance		3,350	3,350	3,350	3,350	3,350	3,350	3,350	3,350	3,350	3,350	3,350	3,350	40,200	68.14
Cultivation Cost		$10,350	$1,556,850	$30,950	$30,450	$23,950	$87,050	$49,350	$15,850	$13,850	$6,850	$3,350	$3,350	**$1,832,200**	$3,105
Production															
Power/untilities				450	450	1,500	2,000	2,000	2,000	2,000	1,300	1,300	1,300	14,300	
Phone / Internet			150	150	150	150	150	150	150	150	150	150	150	1,650	
Insurance			800	800	800	800	800	800	800	800	800	800	800	8,800	
Alarm / Security			500	500	500	500	500	500	500	500	500	500	500	5,500	
Prof Services			10,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	40,000	
Management			8,500	8,500	8,500	8,500	8,500	8,500	8,500	8,500	8,500	8,500	8,500	93,500.00	
Admin Asst			4,500	4,500	4,500	4,500	4,500	4,500	4,500	4,500	4,500	4,500	4,500	49,500.00	
Laborers			0	0	9,792	19,584	32,640	32,640	32,640	32,640	13,056	13,056	9,792	195,840.00	
Security					4,320	4,320	4,320	4,320	4,320	4,320	4,320	4,320	4,320	38,880.00	
Water															
Solvent			10,000	12,000	25,000	25,000	35,000	40,000	40,000	40,000	35,000	5,000		267,000.00	
Other Supplies			0	2,000	4,000	750	1,000	1,250	1,500	2,000	2,000	2,000	2,000	18,500.00	
Repairs					1,500	1,500	2,000	3,000	2,500	1,500	1,500	1,500	1,500	16,500.00	
Production		$0	$34,450	$31,900	$62,512	$70,104	$94,410	$100,660	$100,410	$99,910	$74,626	$44,626	$36,362	$749,970	$1,271
Operational Cost		$10,350	$1,591,300	$62,850	$92,962	$94,054	$181,460	$150,010	$116,260	$313,760	$81,476	$47,976	$441,712	**$3,184,170**	$5,397

4

BARREL HEMP

Hemp Operation 1

Assumptions

Hemp Process Days:	105	
Harvest Per Year:	1	
Plants / Acre:	175,000	
Sellable Dry Hemp Flower Yield / Acre:	1,300	lbs/acre
Sellable Hemp Hurd, Bast, & Fiber Yield / Acre:	1,300	lbs/acre

		Operating Month													
item		1	2	3	4	5	6	7	8	9	10	11	12	YR1	$/acre
Cultivation - Acres	590														
Dry Hemp Flower							383,500	383,500							
Revenue Build															
Hemp Flower (lb):	20%						76,700	76,700						153,400	260.00
Crude Oil (lb):	40%						153,400	153,400						306,800	520.00
Refined Products (lb):	40%						153,400	153,400						306,800	520.00
Fiber/Hurd/Bast (lb):	100%						383,500	383,500						767,000	1,300.00
PRODUCTS															
Hemp Biomass:															
Number of Pounds:							76,700	76,700							
CBD% market multiple:	10														
Market Rate Per Pound ($/lb):	$2.5						$1,917,500	$1,917,500						$3,835,000	$6,500
Crude Oil:															
Number of Pounds to Yield 1 Liter Crude Oil:	40														
Liters of Crude Oil (L)							2,557	2,557	2,557						
Market Rate Per Liter:	$1,000						$2,556,667	$2,556,667	$2,556,667					7,670,000	$13,000
Refined Products:															
Required Pounds to Yield 1L Distillate / Isolate:	80														
Liters of Distillate							1,278	1,278	1,278						
Market Rate Per Distillate / Isolate:	$5,000						$6,391,667	$6,391,667	$6,391,667					$19,175,000	$32,500
Fiber/Hurd/Bast:															
Number of Fiber Pounds:							383,500	383,500							
Market Rate Per Pound of Fiber:	$0.1														
Market Value							$38,350	$38,350						$76,700	$130
GROSS REVENUE		$0	$0	$0	$0	$0	$10,904,183	$10,904,183	$8,948,333	$0	$0	$0	$0	**$30,756,700**	$52,130
Operational Cost		$10,350	$1,591,300	$62,850	$92,962	$94,054	$181,460	$127,010	$116,260	$112,260	$101,060	$77,976	$77,976	**$2,645,518**	$4,484
NET OPERATIONAL REVENUE		-$10,350	-$1,591,300	-$62,850	-$92,962	-$94,054	$10,722,723	$10,777,173	$8,832,073	-$112,260	-$101,060	-$77,976	-$77,976	**$28,111,182**	$4,484

IRR **84%**

5

BARREL HEMP

Quarterly Monetary Outflow

		Q1	Q2	Q3	Q4	Total
Land Investment						
Land Lease				200,000	402,000	602,000
Land fees		20,000	10,000			30,000
Management & Consultants		20,000	25,000	25,000	10,000	80,000
Licensing			25,000	15,000		40,000
contingency	0.05	2,000	3,000	12,000	20,600	37,600
	Total	42,000	63,000	252,000	432,600	789,600
Production Capital/Lease Costs						
Facilities			250,000	300,000		550,000
Vehicles and Fuel		6,000	12,000	12,000	6,000	36,000
Equipment		30,000	20,000	75,000		125,000
contingency	0.10	600	26,200	31,200	600	58,600
	Total	36,600	308,200	418,200	6,600	769,600
Cultivation						
Site Engineering and Materials		1,554,500	44,500	10,500	1,000	1,610,500
						0
Crop testing		1,600	6,400	0	0	8,000
Labor		27,000	59,000	35,000	0	121,000
						0
Storage			25,000	45,000	45,000	115,000
Insurance & Repairs		15,050	16,550	15,550	10,050	57,200
contingency	0.07	111,871	10,602	7,424	3,924	133,819
	Total	1,710,021	162,052	113,474	59,974	2,045,519
Production						
Management/Admin		39,000	48,000	48,000	48,000	183,000
Labor/Security		0	74,976	110,880	48,864	234,720
Facilities/Utilites		3,350	8,300	10,350	8,250	30,250
Materials/Chemicals		24,000	90,750	124,750	46,000	285,500
Incidentals		0	5,000	7,000	4,500	16,500
contingency	0.10	6,635	22,703	30,098	15,561	74,997
	Total	72,985	249,729	331,078	171,175	824,967
G&A						
Amoritization			2,000	2,500	2,500	7,000
Bank Charges and Interest		1,000	1,100	1,100	1,100	4,300
Accounting		10,500	10,500	10,500	10,500	42,000
Consulting		40,000	70,000	35,000	35,000	180,000
Investor relations		40,000	40,000	20,000	20,000	120,000
Website						
Management fees		81,000	81,000	81,000	81,000	324,000
Staff		18,000	24,000	24,000	24,000	90,000
Office and rent		4,000	12,000	12,000	12,000	40,000
Professional fees		30,000	40,000	35,000	25,000	130,000
Vehicles, Parking, Fuel		3,000	4,000	3,000	3,000	13000
Transfer agent and filing fees		10,000	12,000	12,000	12,000	46,000
Travel and expenses		10,500	8,000	8,000	10,000	36,500
Hotels and Incidentals		12,500	8,500	6,500	6,500	34,000
contingency	0.04	10,420	12,444	9,924	9,604	42,392
	Total	270,920	325,544	260,524	252,204	1,109,192
TOTAL OVERHEAD		2,132,526	1,108,524	1,375,276	922,553	5,538,878
Without Contingency		2,001,000	1,033,576	1,284,630	872,264	5,191,470
GROSS REVENUE		0	10,904,183	19,852,517	0	30,756,700
NET (EBITDA)		-2,132,526	9,795,659	18,477,241	-922,553	25,217,822

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